TRACON PHARMACEUTICALS Investor Presentation January 2022 NASDAQ: TCON Exhibit 99.1

This presentation contains statements that are, or may be deemed to be, "forward-looking statements." In some cases these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” "expects,” “plans,” "intends,” “may,” “could,” “might,” “will,” “should,” “approximately,” “potential,” or, in each case, their negatives or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These statements relate to future events or our future financial performance or condition, business strategy, current and prospective product candidates, planned clinical trials and preclinical activities, potential events and activities under existing collaboration agreements, estimated market opportunities for product candidates, product approvals, research and development costs, current and prospective collaborations, timing and likelihood of success of development activities and business strategies, plans and objectives of management for future operations, and future results of anticipated product development efforts, including potential benefits derived therefrom. These statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, risks associated with conducting clinical trials, whether any of our product candidates will be shown to be safe and effective, our ability to finance continued operations, our reliance on third parties for various aspects of our business, the potential early termination of collaboration agreements, competition in our target markets, our ability to protect our intellectual property, our ability to execute our business development strategy and in-license rights to additional pipeline assets, and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including under the heading “Risk Factors”. In light of the significant uncertainties in our forward-looking statements, you should not place undue reliance on these statements or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements contained in this presentation represent our estimates and assumptions only as of the date of this presentation and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. This presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our drug candidates, as well as data regarding market research, estimates and forecasts prepared by our management. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. Forward-Looking Statements

TRACON Pharmaceuticals Summary Potential best-in-class checkpoint inhibitor envafolimab dosing in ENVASARC pivotal trial in sarcoma in US is now approved in China Clinical stage pipeline incudes CTLA-4 antibody in P1 DNA repair inhibitor in P2 in collaboration with NCI CD73 antibody in P1 in combination with Tecentriq® Business Development engine driven by TRACON’s CRO-independent clinical development and commercialization capabilities in the U.S./E.U. that serves as a solution for ex-U.S. companies Five collaborations since 2016 (J&J, Alphamab, 3D Medicines, Eucure and I-Mab) Capacity and appetite for more deals now Low financial burn rate and current capital provide runway into 2023 past expected interim ENVASARC pivotal trial data

Investment Highlight #1: Envafolimab, a Potential Best-in-Class Checkpoint Inhibitor

ENVAFOLIMAB

Potential for Near-term U.S. Commercialization of the 1st PD-(L)1 Subcutaneous Checkpoint Inhibitor

Rapid low volume subcutaneous injection without an adjuvant that is more convenient, less invasive and safer than IV therapy

Rapid Execution
ENVASARC pivotal trial began dosing in sarcoma in 4Q 2020 following successful FDA meeting

Orphan Drug Designation in Sarcoma
Peak U.S. annual revenue estimated at >$300M in initial indications using parity pricing to approved PD-(L)1 products(1)

Fast to Market Strategy
Expect ENVASARC interim data in 2022, endpoint in 2023, and U.S. commercialization in 2024(2)

Financial Upside
ENVASARC pivotal trial cost estimated at <$25M through TRACON Product Development Platform. Royalty burden of teens to mid double-digits

TRACON

(1) Third party estimate sponsored by TRACON
(2) Assuming successful pivotal study and BLA approval

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Investment Highlight #2: Pipeline of Clinical Stage Assets 1 Partnered with 3D Medicines Co., Ltd. (3D Medicines) and Jiangsu Alphamab Biopharmaceuticals Co., Ltd. (Alphamab). TRACON does not have rights to Envafolimab outside of North America or for indications other than sarcoma. 2 Partnered with Eucure Biopharma. TRACON has rights in North America in sarcoma and multiple other indications. 3 TRACON has certain royalty and non-royalty rights with respect to TJ4309; TRACON is responsible for development and commercialization of up to 5 bispecific antibodies in North America and shares profits and losses with I-Mab. 1 3 4 3 2

Investment Highlight #3: Partnering Platform 1 1: License was terminated by TRACON and assets have been returned to Janssen.

Envafolimab – Single Domain PD-L1 Antibody Envafolimab Crystal Structure of Envafolimab/PDL1 Traditional Ab Single Domain Antibody - structure of approved product Cablivi (Ablynx/Sanofi), which is also given subcutaneously Stable at room temperature for six months allows rapid low volume subcutaneous injection without an adjuvant (i.e., no need for hyaluronidase) High yield (> 7 g/L) and low cost of production by Alphamab Oncology (HKSE: 9966 Alphamab Oncology)

All Approved PD-(L)1 Antibodies are Delivered IV IV Infusion Disadvantages: Time Consuming and Uncomfortable Risk of Infusion Reactions ENVAFOLIMAB Subcutaneous PD-L1 Subcutaneous Injection Advantages: Fast and Easy No risk of Infusion Reactions

Envafolimab, much improved subcutaneous dosing Small injection volume: < 2 mL Infrequent injection site reactions in clinical trials to date Fast injection: in seconds Stable at room temperature for months Potential for development as a combination therapy Envafolimab Rapid SubQ Administration: Potential Best-in-Class Profile

Approved in microsatellite instability-high/mismatch repair-deficient (MSI-H/dMMR) cancer in China in 2021 Dosed to >700 Patients and is being studied in additional pivotal trials including ENVASARC Envafolimab Global Clinical Development Summary: Approved in China and Dosed to > 700 Cancer Patients Sarcoma Subtypes of UPS/MFS Phase 1 Phase 1 Phase 1 Monotherapy – Safety and efficacy Monotherapy – Safety and efficacy Pan-cancer (>15 solid tumors) with MSI-H

Envafolimab Dose Escalation Study in Japan Envafolimab – Safety, PK and Efficacy in Phase 1 Safety profile in clinical studies to date similar to approved PD-(L)1 therapies, with elevated transaminases (mainly grade 1 or grade 2) being among the most common adverse events Has been dosed up to every 4 weeks. RECIST objective response rates (ORR) in three Phase 1 trials >15% across all dose levels and solid tumors Confirmed ORR in Alveolar Soft Part Sarcoma (ASPS) of 40% (2/5 patients, both durable responses beyond 6 months) similar to Tecentriq confirmed ORR in ASPS (16/43 patients, 37%) Envafolimab Dose Escalation Study in China Envafolimab Dose Escalation Study in US ASCO 2019 presentations: Xu J et al; Shimizu T et al; ESMO 2018 presentation: Papadopoulos et al CTOS 2018 presentation: Coyne et al. Highlights 1 1: Data from Phase 1 trial in China conducted by 3D Medicines

Envafolimab Efficacy in Pivotal Trial in MSI-H/dMMR Cancer Patients Similar to Opdivo and Keytruda Trials Envafolimab was approved in China in November 2021 in patients with advanced microsatellite instability-high/mismatch repair-deficient (MSI-H/dMMR) cancer Objective response rate (ORR) by blinded independent radiographic review of 44.7%, including 12 (11.7%) cases of complete response with duration of response at 12 months of 89%. Confirmed ORR in MSI-H/dMMR colorectal patients who failed fluoropyrimidine, oxaliplatin and irinotecan is nearly identical to ORR reported for Opdivo and Keytruda in separate trials in that patient population Safety profile similar to other PD-(L)1 antibodies but without infusion reactions; no cases of colitis or pneumonitis were reported (1) Data from separate clinical trials may not be directly comparable due to differences in trial protocols, conditions and patient populations.

PD-(L)1 Accelerated Approvals in Refractory Solid Tumors have been Based on ~15% Objective Response Rates FDA has been supportive of therapeutics that address unmet needs, with the bar for accelerated approval being ~ 15% response rate in those indications Keytruda was approved in refractory gastric cancer with response rate of 13% and in refractory cervical cancer with response rate of 14% Tecentriq was approved in refractory urothelial cancer with response rate of 15% Opdivo was approved in refractory small cell lung cancer with response rate of 12% Tazemetostat was approved in January 2020 in epithelioid sarcoma with response rate of 11% and 15% in separate trials Keytruda package insert 2019; Tecentriq package insert 2019; Opdivo package insert 2019

High Unmet Need in Undifferentiated Pleomorphic Sarcoma (UPS) and High-grade Myxofibrosarcoma (MFS) Common soft tissue sarcomas (formerly contained within the category of malignant fibrous histiocytoma or MFH) ~2,000 cases of UPS in the US annually (Western world incidence: 0.8-1.0/100,000) Myxofibrosarcoma (MFS) half as common as UPS with ~1,000 cases annually in US First line chemotherapy with doxorubicin is typical with objective response rate of ~17% Only approved agent for refractory UPS, Votrient, has 4% objective response rate Advanced or metastatic UPS/MFS has 5-year overall survival of < 5% Source: Orpha.net; Widemann and Italiano, 2018; Pazopanib package insert 2019; Savina et al 2017; Tap et al, 2017 Data were presented at ASCO 2019 that Keytruda, a PD-1 inhibitor, demonstrated a 23% objective response rate in refractory UPS/MFS Data were presented at ASCO 2020 that the combination of Opdivo, a PD-1 inhibitor, and Yervoy, a CTLA-4 inhibitor, tripled the objective response rate to 29% in refractory UPS/MFS compared to Opdivo alone To our knowledge, no company is currently conducting a pivotal trial in sarcoma with a PD-(L)1 An approved subcutaneous PD-(L)1 would have the potential advantage of physician preference and market access/reimbursement in sarcoma PD-(L)1 Could Address the Unmet Needs in Sarcoma

Keytruda Trial in Refractory UPS: 23% ORR Keytruda (pembrolizumab), a checkpoint inhibitor targeting PD-1, has shown promising response rate in UPS with 23% ORR We expect Envafolimab to perform in line with Keytruda in UPS with a better safety profile and superior convenience due to SubQ route of administration Largest Change in Target Lesion Size ORR 9/40 2 CR 7 PR * = Duration of response >20 weeks Of 8 Responders with available tissue, 6 were PD-L1+ and 2 were PD-L1- 6 pts progressed or died prior to response evaluation and are not included on waterfall plot, but are included in ORR assessment Source: Tawbi et al, 2019 ASCO 2019 presentation

D’Angelo et al, 2018 Alliance Trial in Sarcoma (not just UPS): Benefit of Dual Checkpoint Inhibition with Opdivo + Yervoy Randomized trial of multiple soft tissue sarcoma subtypes Parallel, open label, non-comparative cohorts Single agent Opdivo (PD-1 antibody) and Opdivo in combination with Yervoy (CTLA-4 antibody) Opdivo in combination with Yervoy tripled the ORR

Alliance Trial in Sarcoma (Expanded Cohorts in UPS): Benefit of Dual Checkpoint Inhibition with Opdivo + Yervoy ORR of 29% (4/14) with Opdivo in combination with Yervoy Opdivo in combination with Yervoy tripled the ORR in UPS ORR of 8% (1/13) with single agent Opdivo Chen et al, 2020 ASCO presentation.

Cohort A: Envafolimab UPS/MFS Cohort B: Envafolimab + Ipilimumab Randomized 1:1 non-comparative cohorts Stratification UPS vs MFS Primary Endpoint: ORR by blinded central review; 9/80 responses in either cohort (11.25% ORR) will produce a lower bound of the 95% confidence interval that excludes the documented Votrient ORR of 4% Key Secondary Endpoints: DOR, PFS, OS, safety Key eligibility Age ≥ 12 Advanced or metastatic UPS/MFS Measurable disease by RECIST 1.1 No prior treatment with immune therapy No more than 2 prior lines of treatment ECOG PS 0-1 Independent blinded central review Imaging every 6 wks x 24 wks then every 12 weeks Futility rules: 0/18 or <2/46 ORR Envafolimab: 600 mg Q3weeks subQ Ipilimumab (cohort B only): 1 mg/kg Q3weeks i.v. x 4 ENVASARC Pivotal Trial Design

DMC Review of Safety and Efficacy in December 2021 Envafolimab was safe as a single agent and when combined with Yervoy with only a single grade 3 related SAE reported in 36 patients and has shown to be safe at doses 8-fold higher than the dose of envafolimab used initially in ENVASARC Objective responses by central review were noted in cohort A and cohort B that satisfied the futility analysis Activity was significantly higher in lighter weight patients DMC recommended increasing the envafolimab dose to 600 mg every 3 weeks from the current dose of 300 mg every 3 weeks to increase exposure and maximize benefit in all patients We plan to propose enrollment of up to 80 patients into each cohort at the higher dose recommended by the DMC to the FDA in a protocol amendment

Envafolimab Development Plan in Sarcoma Following Successful Type B Meeting with US FDA on May 8, 2020



2020
2021
2022
2023
2024
US FDA Meeting
ENVASARC pivotal study protocol cleared by FDA
Initiated ENVASARC Dosing
Orphan Drug Designation
DMC Recommendation to Increase Envafolimab Dose
Interim Safety and Efficacy Assessments
Request Breakthrough or Fast Track Designation from US FDA
Endpoint Obtained
File BLA for accelerated approval
Potential Approval[1]
ENVASARC Pivotal Trial with two cohorts (N = ~80/cohort) to assess ORR in UPS/MFS that has progressed on prior chemotherapy.
Cohort C – single agent envafolimab
Cohort D – envafolimab + Yervoy

Envafolimab Target Product Profile:
Dual approval based on single agent ORR of ~15% and combination agent ORR of ~30% in refractory UPS/MFS with majority of patients having duration of response > 6 months, with a similar or superior safety profile compared to other approved PD-(L)1 therapies. Note Opdivo is approved as a single agent and in combination with Yervoy in MSI-H cancer.

TRACON

1: Assuming positive data from ENVASARC trial

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U.S. Market Size in Sarcoma Estimated at >$1B Assuming Parity Pricing

Significant 2L Opportunities

UPS & MFS
~3,000 cases/year[1]

2L patients – ~1,400 cases/year

> $200M Market Size

AS, ASPS & DDLS
~1,500 cases/year

2L patients – ~800 cases/year

> $100M Market Size

GIST
~3,000 cases/year

2L patients – ~1,400 cases/year

> $200M Market Size

Label Expansion Opportunities – 1L & Adjuvant

$400M Increase in Market Size in Unaddressed Sarcoma Subtypes

1st Line Sarcoma
~13,500 cases/year

1L patients – ~2,500 LMS, WDLS & others/year

$200M+ Market Size

Neoadjuvant/ Adjuvant Therapy
~1,000 cases/year

UPS – Undifferentiated pleomorphic sarcoma; MFS – myxofibrosarcoma; AS – Angiosarcoma; ASPS – Alveolar soft part sarcoma; DDLS – Dedifferentiated Liposarcoma; GIST – Gastrointestinal stromal tumors; WDLS – Well Differentiated Liposarcoma; LMS – leiomyosarcoma

1: UPS estimate from Orpha.net (.8 cases per 100K); unless otherwise noted, all figures are TRACON estimates

TRACON

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Envafolimab License Terms License for indication of Sarcoma in North America TRACON to conduct and bear costs of clinical trials in Sarcoma 3D Medicines and Alphamab to manufacture Envafolimab and sell to TRACON at pre-negotiated prices TRACON to commercialize Envafolimab in Sarcoma in North America TRACON will lead commercialization if first launch in U.S. is in Sarcoma TRACON has option to co-market if first launch is by 3D Medicines or approval occurs in a non-orphan indication after approval in Sarcoma If TRACON books sales in Sarcoma, will owe double digit royalties to 3D Medicines and Alphamab ranging from teens to mid-double digits. If 3D Medicines and Alphamab books sales they will owe TRACON double digit royalties ranging from teens to mid-double digits if TRACON does not co-market, and a 50% royalty on Sarcoma sales if TRACON does co-market 3D Medicines and Alphamab are able to reacquire Envafolimab if the product is sold to a third party, provided the sale will not occur prior to the completion of the pivotal trial in Sarcoma without a waiver from TRACON, and the parties will negotiate fair compensation

Envafolimab as a Potential Backbone Therapy for Future Combinations Source: www.cancerresearch.org Trials by target - PD-(L)1 Combinations

YH001: Potential Best-in-Class CTLA4 Antibody Enhanced ADCC and CDC activity and superior in vitro and in vivo activity compared to ipilimumab in syngeneic MC38/hCTLA4 tumors in hCTLA4 mice or MC38/hPD-L1 tumors in hPD-L1/hCTLA4 mice YH001 treatment decreased T reg content and increased CD8+:Treg ratios in tumors More potent in vitro T cell activation and ADCC activity compared to ipilimumab

YH001 Phase 1 trials Single agent dose escalation ongoing in China Dose escalation with PD-1 antibody toripalimab ongoing in Australia Expect to initiate Phase 1/2 trial of YH001 + Enva + Doxorubicin in 1H 2022 for first-line treatment of sarcoma patients Among 16 patients that had image tumor assessments available two achieved partial response by RECIST, including in one patient with urothelial cancer who had failed prior treatment with a PD-1 antibody, and seven had stable disease. Data from CSCO 2021 (August 9, 2021 data cutoff) in combination with Toripalimab

YH001 License Terms License for indication of sarcoma and three additional named indications (renal cell carcinoma, Kras mutant lung cancer and colorectal cancer) as well as three substitution indications (endometrial cancer, bladder cancer and melanoma) in North America TRACON opt-in opportunity for low single-digit million at Eucure’s discretion for all North American indications TRACON to conduct and bear costs of clinical trials in North America Eucure to manufacture Envafolimab and sell to TRACON at pre-negotiated prices TRACON to commercialize Envafolimab in noted indications in North America TRACON will owe double digit royalties to Eucure ranging from low double digits to mid-double digits in first year of launch and from mid-twenties to mid-double digits thereafter.

TRC102: Multiple Clinical Trials Funded by the NCI 1 Phase 2 wet AMD 3 Prostate Oral small molecule designed to reverse resistance to chemotherapy and complement PARP inhibitors Inhibits DNA base excision repair, a dominant pathway of DNA repair that allows for resistance to alkylating chemotherapy (e.g., Temodar®) and antimetabolite chemotherapy (e.g., Alimta®) Orphan Drug Designation granted by FDA for malignant glioma, including glioblastoma in 2020 Updated clinical data presented at ASCO 2020 and published in Cancer Cell in 2020

TRC102 + Temodar Induces Synthetic Lethality in MGMT Methylated Cancer

Cancer Cell Publication 2020


Mechanisms
of Resistance
to Temodar
BER
DSBR
MGMT
TRC102

Responses seen in National Cancer Institute funded trials of GBM and colorectal cancer patients with MGMT methylation

Next step: First Line Trial of TRC102 + Temodar + Radiation in GBM patients with MGMT Methylation funded by NCI cooperative group

BER: Base Excision Repair; DSBR: Double Strand Break Repair

TRACON
TRACON
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TRC102 Improves Response Rate to Chemoradiation in Advanced Localized Lung Cancer



0
20
40
60
80
100
CR
PR

Data reported at ASCO 2020

TRC102 + Alimta/cisplatin and radiation in Advanced Localized Lung Cancer

100% Response rate –
Of 15 evaluable patients:
- **3 had CR (20%)**
- **12 had PR (80%)**
- **2-year PFS rate was 49%**

Next step: First Line Randomized Trial Sponsored by NCI in Advanced Localized Lung Cancer of Chemoradiation +/- TRC102 with Imfinzi maintenance

TRACON

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I-Mab Corporate Collaboration: CD73 antibody TJ4309

	2019	2020	2021
TJ4309	Phase 1 Solid Tumors with Tecentriq		

- 2021 ESMO randomized Phase 2 data from Astra Zeneca indicated CD73 antibody oleclumab potentiated PD-L1 antibody Imfinzi in lung cancer
- Phase 1 data presented at ASCO:
  - TJ4309 was safe and well-tolerated as a monotherapy and in combination therapy with Tecentriq. No dose limiting toxicity was observed and the maximum tolerated dose was not reached.
  - Full saturation of circulating and cell-bound CD73 was achieved at doses ≥10 mg/kg.
  - Linear PK profile was observed at the doses ≥10 mg/kg following a single dose and supports Q3W dosing.
  - Evidence of clinical activity following treatment with TJ4309 and Tecentriq.
- TRACON is entitled to revenue sharing of royalty and non-royalty consideration received by I-Mab for territories outside China, ranging from a high-single digit to mid-teen % of non-royalty consideration as well as double digit % of royalty consideration
- Dispute notice issued to I-Mab in April 2020 following I-Mab disclosure of TJ4309 strategic partnership with KG Bio in March 2020 that TRACON believes triggered a milestone payment to TRACON. I-Mab indicated their desire to terminate the collaboration in 2021, which would trigger a $9M payment to TRACON

TRACON
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Expected Key 2022 Milestones 2022 Additional Product In-Licensing Leveraging the TRACON Product Development Platform InitiateTRC102 Randomized Phase 2 Clinical Trial ENVASARC Safety Review Request Envafolimab Breakthrough or Fast Track Designation ENVASARC Interim Efficacy Review ENVASARC Safety Review Initiate YH001 + Enva + Dox Phase 1/2 trial

TRACON is a Rare Clinical CRO-Independent Company Expected benefits of TRACON’s CRO-Independent Product Development Platform: Reduced trial cost Decreased timelines Control over development Improved quality CRO Independent Phase 1, Phase 2 and Phase 3 CRO Outsourced

Product Development Solution: Aligned Deal Structure Leveraging Our Product Development Platform Cost, risk and profit share deal structure of partnered assets produces alignment, with TRACON typically paying U.S. clinical trial costs through initial approval and commercializing in North America Platform can be applied to develop first-in-class, best-in-class or fast-follower oncology and other physician specialist prescribed products. U.S. NDA/BLA may be leveraged in ex-U.S. territories by our partner Opportunity to add U.S. sites to a regional trial to generate representative populations to facilitate global approval Proven ability to leverage platform to expand pipeline and build value without upfront payment Subcutaneous PD-L1 antibody envafolimab from 3D Medicines and Alphamab Oncology (HKSE: 9966 ALPHAMAB ONCOLOGY) CTLA-4 antibody from Eucure Biopharma Prostate cancer asset from Johnson & Johnson, included equity investment CD73 antibody from I-Mab (NASDAQ: IMAB) Bispecific antibody collaboration with I-Mab (NASDAQ: IMAB) 1 1: License was terminated by TRACON and assets have been returned to Janssen. 1

Recognition of TRACON’s Product Development Platform and Aligned Deal Structure Product Development Platform and Aligned Deal Structure Profile profiled in Unnecessary Expense, published by Forbes Books and available on Amazon Industry recognition for clinical trial design (Clinical Research Excellence Award 2017)

Financial Overview (as of December 31, 2021) *These amounts are preliminary, have not been audited and are subject to change upon completion of the audit of our consolidated financial statements as of and for the year ended December 31, 2021. * * *

TRACON Pharmaceuticals Summary Potential best-in-class checkpoint inhibitor envafolimab dosing in ENVASARC pivotal trial in sarcoma in US is now approved in China Clinical stage pipeline incudes CTLA-4 antibody in P1 DNA repair inhibitor in P2 in collaboration with NCI CD73 antibody in P1 in combination with Tecentriq® Business Development engine driven by TRACON’s CRO-independent clinical development and commercialization capabilities in the U.S./E.U. that serves as a solution for ex-U.S. companies Five collaborations since 2016 (J&J, Alphamab, 3D Medicines, Eucure and I-Mab) Capacity and appetite for more deals now Low financial burn rate and current capital provide runway into 2023 past expected interim ENVASARC pivotal trial data